Exhibit 32



                           SECTION 1350 CERTIFICATION



In connection with the Quarterly Report on Form 10-Q of Public Storage Properties V, Ltd. (the "Partnership") for the quarterly period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Ronald L. Havner, Jr., as Chief Executive Officer of Public Storage, corporate general partner, and John Reyes, as Chief Financial Officer of Public Storage, corporate general partner, each hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/  Ronald L. Havner, Jr.
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Name:    Ronald L. Havner, Jr.
Title:   Chief Executive Officer of Public Storage
         Corporate General Partner
Date:    May 15, 2008

/s/  John Reyes
------------------------------------
Name:    John Reyes
Title:   Chief Financial Officer of Public Storage
         Corporate General Partner
Date:    May 15, 2008